UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2007 (September 6, 2007)
U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas		77042

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 297-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Audited Financial Statements
Unaudited Combined Condensed Pro Forma Statements of Operations

Explanatory Note
     This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K dated September 6, 2007 (“Original Form 8-K”) filed by U. S. Physical Therapy, Inc. (the “Company”) on September 7, 2007 announcing the acquisition of STAR Physical Therapy, LP (“STAR Acquisition”). The information previously reported in the Original Form 8-K is hereby incorporated by reference into this Form 8-K/A. This Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide financial statements and pro forma financial statements related to the STAR Acquisition within 71 calendar days after September 7, 2007.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

1) Audited Financial Statements of STAR Physical Therapy LLC for the year ended December 31, 2006, attached as Exhibit 99.1 to the Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.
     The Company filed its Quarterly Report on Form 10Q for the quarterly period ended September 30, 2007 on November 9, 2007 (“September Form 10Q”). Included in the September Form 10Q is a consolidated balance sheet as of September 30, 2007 which includes the acquired assets and liabilities of STAR Physical Therapy, LP. Therefore, the pro forma financial information included in this Current Report of Form 8-K/A includes pro forma statements of operations only.
1) Unaudited Combined Condensed Pro Forma Statements of Operations for the nine months ended September 30, 2007 and the year ended December 31, 2006, attached as Exhibit 99.2 to the Current Report on Form 8-K/A.
(d)	Exhibits.

Exhibit No.	Description
99.1*	Audited Financial Statements of STAR Physical Therapy LLC for the year ended December 31, 2006

99.2*	Unaudited Combined Condensed Pro Forma Statements of Operations for the nine months ended September 30, 2007 and year ended December 31, 2006

*	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.
Dated: November 19, 2007	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description
99.1*	Audited Financial Statements of STAR Physical Therapy LLC for the year ended December 31, 2006

99.2*	Unaudited Combined Condensed Pro Forma Statements of Operations for the nine months ended September 30, 2007 and the year ended December 31, 2006.

*	Filed herewith